Exhibit 10.9

July 3, 2019

John McGrath

CEO, Pactiv

Re: Retention Agreement (Part 1)

Dear John,

We are pleased to offer you (“you” or “Employee”) this retention bonus agreement (the “Agreement”) related to your continued service to Pactiv (the “Company”).

The terms of this Agreement are as follows:

1. Retention Bonus. Subject to the terms and conditions herein, the Company will provide you with a retention bonus in the gross amount of $1,550,000 (“Retention Bonus”). The Retention Bonus shall be payable in the following manner:

The Retention Bonus shall be payable in a single lump sum to be paid in the next available payroll immediately following the Company’s receipt of this Agreement signed by you.

The Retention Bonus is subject to regular tax withholdings and other authorized deductions. This bonus will not be treated as compensation for any purpose under any benefit plans or programs, unless statutorily required.

2. Period of this Agreement. In order to accept the offer set forth herein, you must promptly sign and return this Agreement to Steve Estes (Chief Human Resources Officer, Rank Group) but in no event later than July 12, 2019. This Agreement will commence as of the date noted above and will end December 31, 2020 (the “Agreement Period”), provided, however, that Section 4 (Confidentiality) of this Agreement shall survive the expiration or termination of this Agreement.

3. Repayment on Resignation or Termination for Cause. In the event that you resign or the Company terminates your employment for Cause during the Agreement Period, you agree to promptly repay Company for the Retention Bonus, but in no event later than thirty (30) days after your last day of employment with the Company. You further agree that, in the event you resign or are terminated for Cause, the Company may deduct the amount of the Retention Bonus in whole or in part from any payments then due to you from the Company.

For purposes of this Agreement, the Company may terminate the Employee’s employment for “Cause” if in the good faith determination of the RGHL CEO that Employee has engaged in conduct consisting of (i) dishonesty or other serious misconduct related to Employee’s duties as an employee of the Company, or (ii) willful and continual failure (unless due to incapacity resulting from physical or mental illness) to perform the duties of Employee’s employment after written demand for substantial performance is delivered to Employee by the Company specifically identifying the manner in which Employee has not substantially performed such duties.

4. Confidentiality. You agree to keep the existence of this Agreement and its terms confidential, unless disclosure is required pursuant to an order by a court of competent jurisdiction. However, you may discuss the terms of this Agreement with your spouse, attorney(s) or tax advisor(s), provided any such person agrees to keep the existence and terms of this Agreement strictly confidential.

5. Continuation of Employment. This Agreement does not change your status as an “at-will” employee and does not guarantee your employment for any specific period of time. The Company reserves the right to terminate you at any time and for any or no reason.

6. Governing Law/Captions/Severance/Attorney’s Fees. This Agreement shall be construed in accordance with, and pursuant to, the laws of the State of Illinois. The captions of this Agreement shall not be part of the provisions hereof, and shall have no force or effect. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. In the event that the Company must file a claim to seek enforcement of any provision of this Agreement, the Company shall be entitled to receive compensation for related costs, including but not limited to attorney’s fees and interest.

7. Entire Agreement/Amendment. This instrument contains the entire agreement of the parties relating to the subject matter hereof, and the parties have made no agreement, representations, or warranties relating to the subject matter of this Agreement that are not set forth herein. This Agreement may be amended at any time by written agreement of both parties, but it shall not be amended by oral agreement.

We look forward to your continuing contributions to the Company. Please acknowledge by signing below that you have read this Agreement and you understand and agree to its terms.

Sincerely,

/s/ Steve Estes
Steve Estes

CHRO, Rank Group

I, John McGrath, have read this Agreement, and I understand and agree to its terms.

/s/ John McGrath	7/18/19
Employee (signature)	Date

John McGrath
Employee (printed name)

July 3, 2019

John McGrath

CEO, Pactiv

Re: Retention Agreement (Part 2)

Dear John,

We are pleased to offer you (“you” or “Employee”) this retention bonus agreement (the “Agreement”) related to your continued service to Pactiv (the “Company”).

The terms of this Agreement are as follows:

1. Retention Bonus. Subject to the terms and conditions herein, the Company will provide you with a retention bonus in the gross amount of $1,550,000 (“Retention Bonus”). The Retention Bonus shall be payable in the following manner:

The Retention Bonus shall be payable in a single lump sum to be paid on December 31, 2020.

The Retention Bonus is subject to regular tax withholdings and other authorized deductions. This bonus will not be treated as compensation for any purpose under any benefit plans or programs, unless statutorily required.

2. Period of this Agreement. In order to accept the offer set forth herein, you must promptly sign and return this Agreement to Steve Estes (Chief Human Resources Officer, Rank Group) but in no event later than July 12, 2019. This Agreement will commence as of January 1, 2021 above and will end December 31, 2021 (the “Agreement Period”), provided, however, that Section 4 (Confidentiality) of this Agreement shall survive the expiration or termination of this Agreement.

3. Repayment on Resignation or Termination for Cause. In the event that you resign or the Company terminates your employment for Cause during the Agreement Period, you agree to promptly repay Company for the Retention Bonus, but in no event later than thirty (30) days after your last day of employment with the Company. You further agree that, in the event you resign or are terminated for Cause, the Company may deduct the amount of the Retention Bonus in whole or in part from any payments then due to you from the Company.

For purposes of this Agreement, the Company may terminate the Employee’s employment for “Cause” if in the good faith determination of the RGHL CEO that Employee has engaged in conduct consisting of (i) dishonesty or other serious misconduct related to Employee’s duties as an employee of the Company, or (ii) willful and continual failure (unless due to incapacity resulting from physical or mental illness) to perform the duties of Employee’s employment after written demand for substantial performance is delivered to Employee by the Company specifically identifying the manner in which Employee has not substantially performed such duties.

4. Confidentiality. You agree to keep the existence of this Agreement and its terms confidential, unless disclosure is required pursuant to an order by a court of competent jurisdiction. However, you may discuss the terms of this Agreement with your spouse, attorney(s) or tax advisor(s), provided any such person agrees to keep the existence and terms of this Agreement strictly confidential.

5. Continuation of Employment. This Agreement does not change your status as an “at-will” employee and does not guarantee your employment for any specific period of time. The Company reserves the right to terminate you at any time and for any or no reason.

6. Governing Law/Captions/Severance/Attorney’s Fees. This Agreement shall be construed in accordance with, and pursuant to, the laws of the State of Illinois. The captions of this Agreement shall not be part of the provisions hereof, and shall have no force or effect. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. In the event that the Company must file a claim to seek enforcement of any provision of this Agreement, the Company shall be entitled to receive compensation for related costs, including but not limited to attorney’s fees and interest.

7. Sale of Business. In the event of a Sale of Business (as defined below) prior to the conclusion of the retention period (December 31, 2021), this payment shall be made within 30 days following the close of such sale of business. For purposes of this provision, a “Sale of Business” shall mean the sale or other disposition of more than 50% of the shares or other equity interests of the Company or the Company’s direct or indirect parent to a non-affiliated party.

8. Entire Agreement/Amendment. This instrument contains the entire agreement of the parties relating to the subject matter hereof, and the parties have made no agreement, representations, or warranties relating to the subject matter of this Agreement that are not set forth herein. This Agreement may be amended at any time by written agreement of both parties, but it shall not be amended by oral agreement.

We look forward to your continuing contributions to the Company. Please acknowledge by signing below that you have read this Agreement and you understand and agree to its terms.

Sincerely,

/s/ Steve Estes
Steve Estes

CHRO, Rank Group

I, John McGrath, have read this Agreement, and I understand and agree to its terms.

/s/ John McGrath	7/18/19
Employee (signature)	Date

John McGrath
Employee (printed name)

TO:	JOHN McGRATH

FROM:	STEVE ESTES

DATE:	JULY 3, 2019

SUBJECT:	SUMMARY OF RETENTION AGREEMENTS

In preparation for a potential IPO or Sale of the Pactiv business, the Company has entered into a series of retention agreements with you. These agreements are intended to ensure leadership continuity during this critical period. The following summarize the retention agreements that have been agree to between the Company and the employee.

Retention Period 1:            June 30, 2019 – December 31, 2020

Retention Period 2:            January 1, 2021 – December 31, 2021

In addition to the above retention periods, if you are still employed by the Company on December 31, 2021, we have agreed that the Company will have the option to continue your employment on the existing terms for the period of January 1, 2022 – June 30, 2022. Should the Company exercise this option, a retention payment of $1,000,000 would be due and payable on January 1, 2022.

By:	/s/ Steve Estes